EXHIBIT 10.2

                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

         This First Amendment to Asset Purchase Agreement (the "Amendment") is entered into and effective this 10th day of June, 2004 by and between MULTI-SHOT, LLC, a Texas limited liability company (the "Buyer"), and BLACK WARRIOR WIRELINE CORP., a Delaware Corporation (the "Seller"). Buyer and Seller may hereinafter sometimes be referred to together as the "Parties" or singularly as a "Party."

                              W I T N E S S E T H :
                              -------------------

         WHEREAS, the Seller and the Buyer have previously entered into that certain Asset Purchase Agreement dated the 3rd day of June, 2004 (the "Agreement"); and

         WHEREAS, Section 8.4 of the Agreement contains a drafting error; and

         WHEREAS, the Seller and the Buyer mutually wish to amend section 8.4 of the Agreement to more accurately express the intentions of both Parties;

         NOW, THEREFORE, for and in consideration of the mutual covenants, agreements, representations and warranties contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Parties hereby agree as follows:

1. Section 8.4 of the Agreement is hereby deleted in its entirety and the following substituted therefor:

         "8.4 LIMITATIONS ON INDEMNIFICATION. Seller's and Buyer's aggregate liability for indemnification obligations for breaches of representations and warranties made pursuant to this Agreement shall be as follows:

              A. For breaches of representations and warranties made by Seller pursuant to Sections 3.3 (Title), 3.4 (Taxes) and 3.30 (Environmental), Seller shall not be obligated to indemnify Buyer for any amounts that, when aggregated with all other indemnification claims paid by Seller pursuant to this Article VII, exceed the Final Purchase Price;

              B. For breaches of all other representations and warranties made by Seller herein, Seller shall not be obligated to indemnify Buyer for any amounts that, when aggregated with all other indemnification claims pertaining to representations and warranties paid by Seller pursuant to this Article VIII, exceed: (i) $5,000,000.00 with respect to any claim(s) for Damages made during the first twelve (12) months following the Effective Date, or (ii) $2,500,000 with respect to any claims for Damages made during the second twelve (12) months following the Effective Date; provided, however, that if a Seller Change of Control Event is consummated at any time prior to the end of the second twelve
         (12) months, then, upon the later of (a) the Change of Control Event or


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         (b) one (1) year following the Effective Date, the limitation shall be reduced from $2,500,000 to zero dollars ($0) as to any subsequent claims for Damages occurring thereafter; and

              C. For breaches of all representations and warranties made by Buyer herein, Buyer shall not be obligated to indemnify Seller for any amounts that, when aggregated with all other indemnification claims pertaining to representations and warranties paid by Buyer pursuant to this Article VIII, exceed (i) $5,000,000.00 with respect to any claim(s) for Damages made during the first twelve (12) months following the Effective Date, or (ii) $2,500,000 with respect to any claim for Damages made during the second twelve (12) months following the Effective Date; provided, however, that if a Seller Change of Control Event is consummated at any time prior to the end of the second twelve
         (12) months, then, upon the later of (a) the Change of Control Event or
         (b) one (1) year following the Effective Date, the limitation shall be reduced from $2,500,000 to zero dollars ($0) as to any subsequent claims for Damages occurring thereafter.

         Buyer's and Seller's aggregate liability for a breach of any covenant made herein shall not be subject to the limitations set forth in Sections A, B and C above."

2. This Amendment may be executed in counterparts and each will be deemed an original, but all such counterparts shall make up but one Amendment.

3. All remaining provisions of the Agreement not amended hereby shall remain in full force and effect.

         EXECUTED AND DELIVERED effective as of the date first written above.

                                               BUYER:
                                               ------

                                               MULTI-SHOT, LLC,
                                               a Texas limited liability company

                                               By:
                                                   ---------------------------
                                                   Ron Nixon
                                                   Manager

                                               SELLER:
                                               -------

                                               BLACK WARRIOR WIRELINE CORP.
                                               a Delaware corporation

                                               By:
                                                   ---------------------------
                                                   William L. Jenkins
                                                   President & CEO